                                                   Registration No. 333-

 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 6, 2000.
========================================================================
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                              ____________
                                FORM S-8
                         REGISTRATION STATEMENT
                                 UNDER
                       THE SECURITIES ACT OF 1933
                              ____________
                       TRANS WORLD AIRLINES, INC.
         (Exact name of registrant as specified in its charter)

            DELAWARE                           4512                     43-1145889
(State or other jurisdiction of    (Primary Standard Industrial     (I.R.S. Employer
incorporation or organization)      Classification Code Number)    Identification No.)

                            ONE CITY CENTRE
                          515 N. SIXTH STREET
                       ST. LOUIS, MISSOURI 63101
                             (314) 589-3000
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices).

     INTERNATIONAL ASSOCIATION OF MACHINISTS AND AEROSPACE WORKERS
                    COLLECTIVE BARGAINING AGREEMENT
                        (Full title of the Plan)
                           KATHLEEN A. SOLED
               SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                       TRANS WORLD AIRLINES, INC.
                            ONE CITY CENTRE
                          515 N. SIXTH STREET
                       ST. LOUIS, MISSOURI 63101
                             (314) 589-3000
  (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              CALCULATION OF REGISTRATION FEE
-----------------------------------------------------------------------------------------------
    TITLE OF               AMOUNT TO BE        PROPOSED          PROPOSED         AMOUNT OF
SECURITIES TO BE          REGISTERED<F1>       MAXIMUM           MAXIMUM       REGISTRATION FEE
   REGISTERED                               OFFERING PRICE      AGGREGATE
                                             PER UNIT<F1>   OFFERING PRICE<F1>

-----------------------------------------------------------------------------------------------
Common Stock,
par value $.01           1,000,000 shares    $2.40625<F1>        $2,406,250         $669.00
per share
-----------------------------------------------------------------------------------------------

<F1> Estimated solely for the purpose of calculating the registration fee pursuant to the provisions of Rule 457(c) & (h)(i) under the Securities Act. Based on prices of the Common Stock on the American Stock Exchange Composite Tape as of July 5, 2000.

========================================================================

     Pursuant to Instruction E of the General Instructions to Form S-8 under the regulations of the Securities Act of 1933, as amended, the registrant hereby incorporates by reference the Company's Registration Statement on Form S-8 (Reg. No. 333-86743), as filed with the Commission on September 8, 1999, by which the Company registered 500,000 shares of Common pursuant to the collective bargaining agreement with the International Association of Machinists and Aerospace Workers.

ITEM 8.  EXHIBITS

     The following exhibits are filed with or incorporated by reference into this Registration Statement:

     23.1     Consent of KPMG LLP

     24       Powers of Attorney

                         SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT ON FORM S-8 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF ST. LOUIS, STATE OF MISSOURI, ON JULY 6, 2000.

               TRANS WORLD AIRLINES, INC.



               By:  /s/ Michael J. Palumbo
                    --------------------------------------------
                    Michael J. Palumbo, Executive Vice President
                    and Chief Financial Officer


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS
REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

         SIGNATURES                       TITLE                                     DATE
         ----------                       -----                                     ----
/s/ William F. Compton           Director, President and Chief
----------------------------     Executive Officer
William F. Compton               (Principal Executive Officer)                  July 6, 2000



/s/ Michael J. Palumbo           Executive Vice President and Chief
----------------------------     Financial Officer (Principal
Michael J. Palumbo               Financial Officer and Principal                July 6, 2000
                                 Accounting Officer)


           <F*>                  Director                                       July 6, 2000
----------------------------
John W. Bachmann


           <F*>                  Director                                       July 6, 2000
----------------------------
Eugene P. Conese


           <F*>                  Director                                       July 6, 2000
----------------------------
Sherry L. Cooper


           <F*>                  Director                                       July 6, 2000
----------------------------
Gerald L. Gitner


           <F*>                  Director                                       July 6, 2000
----------------------------
Edgar M. House



                                3



           <F*>                  Director                                       July 6, 2000
----------------------------
Thomas H. Jacobsen


           <F*>                  Director                                       July 6, 2000
----------------------------
Myron Kaplan


           <F*>                  Director                                       July 6, 2000
----------------------------
David M. Kennedy


           <F*>                  Director                                       July 6, 2000
----------------------------
Merrill A. McPeak


           <F*>                  Director                                       July 6, 2000
----------------------------
Thomas F. Meagher


           <F*>                  Director                                       July 6, 2000
----------------------------
William O'Driscoll


           <F*>                  Director                                       July 6, 2000
----------------------------
Robert A. Pastore


           <F*>                  Director                                       July 6, 2000
----------------------------
G. Joseph Reddington


           <F*>                  Director                                       July 6, 2000
----------------------------
Blanche M. Touhill



<F*> Signed pursuant to Power of Attorney by:



/s/ Kathleen A. Soled
--------------------------------------
Kathleen A. Soled, as Attorney-In-Fact


                             Exhibit Index


      23.1        Consent of KPMG LLP

      24          Powers of Attorney




                                5